UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2002

IVAX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Florida	1-09623	16-1003559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida 33137
(Address of Principal Executive Offices)

(305) 575-6000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed since Last Report)

ITEM 7. EXHIBITS

     The following are annexed as Exhibits:

Exhibit
Number	Description

99.1	Statement Under Oath of Phillip Frost, M.D., Chairman and Chief Executive Officer of IVAX Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Thomas E. Beier, Senior Vice President — Finance and Chief Financial Officer of IVAX Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

ITEM 9. REGULATION FD DISCLOSURE.

     On August 14, 2002, Phillip Frost, M.D., Chairman and Chief Executive Officer of IVAX Corporation (the “Company”) and Thomas E. Beier, Senior Vice President — Finance and Chief Financial Officer of the Company, each filed with the Securities and Exchange Commission (the “SEC”) a statement under oath regarding facts and circumstances relating to certain of the Company’s filings under the Securities Exchange Act of 1934, as amended, as required by the SEC’s order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act (File No. 4-460, June 27, 2002).

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002	IVAX CORPORATION

By: /s/ STEVEN D. RUBIN

Steven D. Rubin Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit

99.1	Statement Under Oath of Phillip Frost, M.D., Chairman and Chief Executive Officer of IVAX Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Thomas E. Beier, Senior Vice President - Finance and Chief Financial Officer of IVAX Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

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